UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

February 27, 2006

PDL BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19756	94-3023969
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

34801 Campus Drive

Fremont, California 94555

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(510) 574-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is furnished as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K furnished by PDL BioPharma, Inc., a Delaware corporation (the “Company”), under Items 2.02 and 9.01 on March 3, 2006 (the “Initial Form 8-K”). Amendment No. 1 is being furnished to release revised financial tables in conjunction with the Company’s filing of its Annual Report on Form 10-K, filed on March 16, 2006 (the “2005 Form 10-K”).

Item 2.02. Results of Operations and Financial Condition

On February 27, 2006, PDL BioPharma, Inc. (the “Company”) issued a press release (the “Initial Press Release”) announcing the Company’s financial results for the fourth quarter and fiscal year ended December 31, 2005 and held a conference call regarding the results set forth in the Initial Press Release (the “Conference Call”). The Initial Press Release and a transcript of the Conference Call were attached as Exhibits 99.1 and 99.2, respectively, to the Initial Form 8-K.

On March 17, 2006, the Company issued a press release (the “Revision Press Release”) that released revised financial tables (the “Tables”) in conjunction with the Company’s filing of the 2005 Form 10-K. The Tables reflect certain revisions in the Company’s U.S. generally accepted accounting principles (“GAAP”) results for fiscal year 2005, principally related to the purchase accounting for the Company’s acquisition of ESP Pharma, Inc. in March 2005. The Company also has updated the number of shares used in calculations of basic and diluted net loss per share to reflect shares of common stock issued in connection with a collaboration.

The revisions set forth in the Tables have no effect on the Company’s non-GAAP forward looking financial guidance as previously reported in the Initial Press Release and the Conference Call.

The Revision Press Release, including the Tables, is attached as Exhibit 99.1 to this Amendment No. 1 and is incorporated herein by reference. Further information regarding the Tables and the revisions described above is in the 2005 Form 10-K.

Use of Non-GAAP Financial Information

To supplement the information that is presented in accordance with GAAP in our historical information for the period presented as well as our forward-looking guidance in the Initial Press Release and Conference call, we provide certain non-GAAP financial measures that exclude from the directly comparable GAAP measures certain non-cash and other charges. These non-GAAP financial measures are based upon earnings before interest income, interest expense, income taxes, depreciation and amortization (“EBITDA”), further adjusted to exclude certain non-cash and other charges, including acquired in-process research and development, other acquisition-related charges, asset impairment charges and stock-based compensation. We believe that these non-GAAP measures enhance an investor’s overall understanding of our financial performance and future prospects by reconciling more closely to the actual cash expenses of the Company in its operations as well as excluding expenses that in management’s view are unrelated to our core operations, the inclusion of which may make it more difficult for investors and financial analysts reporting on the Company to compare our results from period to period. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 17, 2006, regarding release of revised financial tables of PDL BioPharma, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2006

PDL BIOPHARMA, INC.

By:	/s/ Mark McDade
Mark McDade
Chief Executive Officer

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